                                                              Exhibit 10.33(iii)


                      AMENDMENT NO. 1 TO PURCHASE AGREEMENT

     AMENDMENT NO. 1, dated as of August 3, 2001 (this "Amendment"), by and among Domtar Inc., a Canadian corporation ("Purchaser"), Georgia-Pacific
                                            ---------
Corporation, a Georgia corporation ("Parent"), Nekoosa Papers Inc., a Wisconsin
                                     ------
corporation ("NPI"), and Georgia-Pacific Resins, Inc., a Delaware corporation
              ---
("G-P Resins"), to the Purchase Agreement, dated as of June 1, 2001 (as amended
  ----------
by the Amendment, the "Agreement"), by and among Purchaser, Parent, NPI and G-P Resins. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement, and all references to Articles and Sections herein are references to Articles and Sections of the Agreement.

     In consideration of the premises and the mutual promises herein made, and in consideration of the agreements herein contained, the parties, intending to be legally bound hereby, agree as follows:

     1. Amendment to Section 1.1(a)(v). Section 1.1(a)(v) is hereby amended by
        ------------------------------
deleting the reference to "4,000" and replacing it with "500".

     2. Amendment to Section 1.5(a). Paragraph (a) of Section 1.5 is hereby
        ---------------------------
amended to read in its entirety as follows:

     "(a) The aggregate purchase price for the Acquired Assets and the Shares (the "Purchase Price") shall be the sum of (x) $1,650,000,000, plus (y) $240,625
      --------------                        -                  ----
for each day, if any, between the date of the Measuring Time (as defined in Section 2.3(a)) through the Closing Date (excluding the Measuring Time date and the Closing Date). By way of illustration, if the Closing Date is August 7, 2001, the Purchase Price will be $1,650,721,875. The Purchase Price shall be payable in the manner described in Section 2.2(b)(i) and shall be subject to adjustment as set forth in Section 2.3."

     3. Amendment to Section 2.1. Section 2.1 is hereby amended to read in its
        ------------------------
entirety as follows:

     "2.1 Closing Date. Subject to the fulfillment or waiver of the conditions
          ------------
set forth in Article VI, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the New York offices of Debevoise
                -------
& Plimpton, at 10:00 a.m., New York City time, on Tuesday, August 7, 2001 (the "Target Closing Date"). If such conditions have not been fulfilled or waived as
 -------------------
of the Target Closing Date, then, without limiting the rights of Parent and Purchaser under Section 7.1(a)(v), the parties will discuss in good faith the scheduling of a new date for the Closing on or before August 15, 2001, such date to represent the first Business Day when it will be reasonably practicable to hold the Closing following the last to be fulfilled or waived of the conditions set forth in Article VI. The date on which the Closing shall occur is herein referred to as the "Closing Date."
                           ------------

     4. Amendment to Section 2.3(a). Section 2.3(a) is hereby amended to read in
        ---------------------------
its entirety as follows:

     "Within 60 days following the Closing Date, Parent will prepare and deliver, or cause to be prepared and delivered to Purchaser, a working capital statement for the Acquired Assets and the Assumed Liabilities as of the Measuring Time (as defined in the next sentence) (the "Closing Working Capital
                                                       -----------------------
Statement"), audited by Arthur Andersen, independent accountants for Parent,
---------
setting forth an itemized calculation of the current assets included in the Acquired Assets or owned by the Transferred Subsidiaries as of the Measuring Time and the current liabilities included in the Assumed Liabilities as of the Measuring Time (including for this purpose liabilities of the Transferred Subsidiaries for Taxes (other than Combined Income Taxes)). The "Measuring Time"
                                                                 --------------
will be 11:59 p.m. Eastern Daylight Time on August 3, 2001, provided that if the
                                                            --------
Closing Date does not occur on the Target Closing Date, the Measuring Time will be a date and time on or prior to the Closing Date, as shall be reasonably agreed upon by Parent and Purchaser. The excess of such current assets over such current liabilities, as reflected on the Working Capital Statement, will be referred to herein as the "Closing Working Capital". The Closing Working Capital
                           -----------------------
Statement shall be prepared in accordance with U.S. GAAP and on a basis consistent with the U.S. GAAP principles, procedures and elections used in the Financial Statements, as modified by the principles, procedures and elections set forth in Exhibit B hereto (the "Working Capital Principles").
                                    --------------------------
Notwithstanding the foregoing, (i) the amount of the trade accounts receivable
                                -
for the purposes of determining the Closing Working Capital shall be deemed to be $120,000,000 and (ii) the Closing Working Capital Statement will not reflect
                     --
any accrual for additional matching contributions within the meaning of the applicable Parent 401(k) Plan."

     5. Addition of Section 2.5. A new Section 2.5 is hereby added to read in
        -----------------------
its entirety as follows:

     "2.5 Reimbursement of Certain Amounts. If, during the period between the
          --------------------------------
Measuring Time and the Closing Date, a Seller (i) discharges any liability, obligation or commitment that would constitute an Assumed Liability hereunder if it were not discharged as of the Closing Date or (ii) pays any amount for or with respect to any asset that constitutes an Acquired Asset, Purchaser will reimburse such Seller for the amount of the liability, obligation or commitment discharged or the amount of the payment made. Similarly, if, during the period between the Measuring Time and the Closing Date, a Seller sells, transfers or disposes of any asset (including, without limitation, Inventory) that would constitute an Acquired Asset hereunder if held by a Seller as of the Closing Date or receives payment in respect of any service (other than for transition services under the Human Resources Agreement) provided by the Carve Out Business during the period between the Measuring Time and the Closing Date, such Seller will deliver to Purchaser all proceeds received by such Seller from such sale, transfer or disposition or the provision of a service. This Section 2.5 will not relieve Sellers and their Affiliates from any of their obligations under Section
5.1 (Conduct of the Carve Out Business). Any amounts owed by Purchaser to Sellers or by Sellers to Purchaser under this Section 2.5 will be made on the date for adjustment of the Purchase Price under Section 2.3(d) (together with interest on such amounts in accordance with Section 2.3(d)), even if no adjustment is required to be made to the Purchase Price under Section 2.3(d) on such date. Each of the Sellers and Purchaser agrees that, notwithstanding anything to contrary in this Section 2.5, no party shall be entitled to any benefit or suffer any detriment under this Section 2.5 to the extent that such benefit or detriment is fully accounted for in the Closing Working Capital Statement or is the subject of a payment made pursuant to the Human Resources Agreement."

     6. Amendment to Section 5.4. Sections 5.4(a) and 5.4(b) are hereby amended
        ------------------------
to read in their entirety as follows:

        (a) Creation and Establishment of the Purchaser IT Environment. Parent
            ----------------------------------------------------------
and its Affiliates will take all actions reasonably necessary to create and establish for the benefit of Purchaser prior to the Closing Date an information technology environment having the same functionality in all material respects as the information technology environment used by Parent and its Affiliates in the conduct of the Carve Out Business, including Computer Hardware (with the same hardware platforms, adequately sized but not necessarily the same model number), Computer Software (with databases and current and historical data (subject to such redaction as (x) may be required by Applicable Law or (y) may be necessary
                   -                                        -
to remove information (i) that relates to operations of Parent, other than the
                       -
Carve Out Business, or (ii) that relates to the business activities of Parent
                        --
and its Affiliates that are the subject of the Supply and Distribution Agreement or the Wood Fiber Supply Agreements)), and customer service call center (such environment, excluding the Mill Technology, the "Purchaser IT Environment").
                                                 ------------------------
Parent shall support the Purchaser IT Environment to the extent set forth in the IT Support Services Agreement. Except as provided in Sections 5.4(b) and 5.4(c) below, the hardware platforms constituting part of the Purchaser IT Environment shall be physically separate from, but connected to a common Direct Access Storage Device frame with, the hardware platforms of Parent. It is anticipated that the SAP, Manugistics, Indus and TOPS components of the Purchaser IT Environment (each such software being described in greater detail in the IT Support Services Agreement) will each be located on separate hardware platforms. Purchaser shall become the owner of the hardware platforms that are part of the Purchaser IT Environment (other than the hardware platforms associated with the Support Services described in Category A and Category D (except to the extent related to local area network hardware purchased by Parent for Purchaser under the IT Support Services Agreement)) when the platforms are no longer being maintained under the IT Support Services Agreement.

          (b) Software Resident on Parent's Platform. Subject to the terms of
              --------------------------------------
this Section 5.4(b), Purchaser agrees that the Infinium Software (as defined in the IT Support Services Agreement), which constitutes part of the Purchaser IT Environment, will be operated on a separate logical partition on Parent's hardware platforms rather than on a physically separate platform. In the case of the Infinium Software, such operation on Parent's hardware platform will be subject to Purchaser's reasonable satisfaction prior to the Closing that adequate security procedures will be implemented to protect the confidentiality of all information relating to Purchaser's business and operations. The Infinium Software will remain on Parent's platforms until the 18 month anniversary of the Closing Date. Parent will assist Purchaser, at Purchaser's expense, in migrating data associated with the Infinium Software to a platform to be designated by Purchaser no later than the 18 month anniversary of the Closing.

     7.   Addition of Section 5.4 (j). A new Section 5.4(j) is hereby added to
          ---------------------------
read in its entirety as follows:

          (j) Post-Closing Activities. It is understood and agreed that
              -----------------------
Purchaser's acknowledgement of the satisfaction of the closing condition in
Section 6.1(d) shall not limit Purchaser's post-Closing right to verify Parent's compliance with this Section 5.4 or any of Purchaser's rights and remedies related thereto. Following the Closing, Parent agrees to cooperate with any reasonable requests of Purchaser, consistent with Section 5.25, related to the verification of Parent's obligations under this Section 5.4.

     8.   Amendment to Section 5.6. Section 5.6 is hereby amended to read in its
          ------------------------
entirety as follows:

     "5.6 Ancillary Documents. At the Closing, Parent and Purchaser or their
          -------------------
respective Affiliates shall enter into (a) an IT Support Services Agreement,
                                        -
substantially in the form of Exhibit D, (b) Trademark License Agreements,
                             ---------   -
substantially in the forms of Exhibits F-1, F-2, F-3 and F-4, (c) a Supply and
                              ------------  ---  ---     ---   -
Distribution Agreement, substantially in the form of Exhibit G, (d) a
                                                     ---------   -
Non-Competition Agreement, substantially in the form of Exhibit H, (e) a Pulp
                                                        ---------   -
Supply Agreement, substantially in the form of Exhibit I, (f) Wood Fiber Supply
                                               ---------   -
Agreements, substantially in the forms of Exhibits J-1 and J-2, (g) a Shared
                                          ------------     ---   -
Services Agreement, substantially in the form of Exhibit L, (h) Operating
                                                 ---------   -
Agreements, substantially in the forms of Exhibit M-1 and M-2, (i) Escrow
                                          -----------     ---
Agreements, substantially in the forms of Exhibit N-1 and N-2, (j) a Transition
                                          -----------     ---
Services Agreement, substantially in the form of Exhibit O, (k) a Railroad
                                                 ---------
Services Agreement, substantially in the form of Exhibit P, and (l) a Crude Tall
                                                 ---------
Oil Purchase Agreement, substantially in the form of Exhibit Q."
                                                     ---------

     9.   Amendment to Section 5.7. Section 5.7 is hereby amended by deleting
          ------------------------
the references to "Closing Date" and replacing them with the words "Measuring Time".

     10.   Amendment of Section 5.21. Section 5.21 is hereby amended to read in
           ---------------------------------------
its entirety as follows:

     "5.21 Inventory. As of the Closing Date, (i) Parent will deliver no less
           ---------                           -
than 5,000 tons and no more than 20,000 tons of Woodland pulp Inventory (other than export pulp) in such locations as the pulp may exist on the Closing Date, it being understood that (A) at least 2,500 tons will be located at the Woodland
                          -
Mill and the remainder will be located in warehouses in the U.S. and (B) the
                                                                      -
minimum Inventory requirement will be decreased in the event that between the Measuring Time and the Closing Date, Domtar requires the Woodland Mill to operate other than at historical production levels and (ii) Parent will deliver
                                                        --
500 tons of Woodland export pulp Inventory in Flushing, Netherlands."

     11.   Addition of Section 5.25. A new Section 5.25 is hereby added to read
           ------------------------
in its entirety as follows:

     "5.25 Further Assurances. Following the Closing, each of Purchaser and
           ------------------
Sellers shall, and shall cause each of their Affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions (it being understood that any such instrument, document, conveyance, assurance or action shall not provide for any representations or warranties or any obligations or liabilities that are not otherwise expressly provided for in this Agreement) as shall be reasonably necessary, or otherwise reasonably requested by the other party, to confirm and assure the rights and obligations provided for in this Agreement and in the Ancillary Documents and render effective the consummation of the transactions contemplated hereby and thereby."

     12. Amendment to Section 6.1(d). Section 6.1(d) is hereby amended by adding
         ---------------------------
the following sentences at the end of such section: "In the event the Purchaser IT Environment "goes live" at the times specified in final sentence of this
Section 6.1(d), Purchaser will notify Parent no later than 8:00 a.m. Eastern Daylight Time on August 6, 2001 (the "Notification Deadline") as to whether the
                                      ---------------------
closing condition in this Section 6.1(d) has been satisfied, it being understood that if any "go live" time is delayed, up to a maximum delay of 24 hours, Purchaser shall nonetheless provide such notice to Parent, but the aforementioned Notification Deadline shall be extended by an amount of time equal to the duration of the delay and, in the event that more than one "go live" time is delayed, by an amount of time equal to the duration of the longest such delay. If any or all of the "go live" times are delayed by more than 24 hours, Parent and Purchaser will reasonably agree on a new Notification Deadline. The "go live" times are as follows: (i) Indus, 6:00 a.m. Eastern Daylight Time on August 5, 2001, (ii) SAP, 12:00 p.m. Eastern Daylight Time, August 4, 2001, (iii) Manugistics, 12:00 p.m. Eastern Daylight Time, August 4, 2001, (iv) TOPS, 12:00 p.m. Eastern Daylight Time, August 4, 2001, (v) EDI, 7:00 a.m. Eastern Daylight Time, August 4, 2001, (vi) HR, 12:00 p.m. Eastern

Daylight Time, August 4, 2001, (vii) Infinium AP and AR, 5:00 p.m. Eastern Daylight Time, August 4, 2001, (viii) BW, 12:00 p.m. Eastern Daylight Time, August 5, 2001, (ix) Cost Suite PSR, 4:00 p.m. Eastern Daylight Time, August 4, 2001, and (x) and all other systems other than those agreed by the parties following the date hereof as permitted contingencies, 12:00 p.m. Eastern Daylight Time, August 5, 2001.

     13. Amendment to Section 7.1(a)(v). Clause (v) of Section 7.1(a) is hereby
         ------------------------------
amended to read in its entirety as follows:

     "(v) by Parent or Purchaser if the Closing does not occur on or prior to August 7, 2001, provided that either Parent or Purchaser shall be entitled to
                --------
extend such date to no later than August 15, 2001 (but only if it has complied with its obligations under Section 5.3(a)) if necessary to satisfy the Closing condition set forth in Section 6.1(d); further provided that either Parent or
                                       ------- --------
Purchaser shall be entitled to re-extend such date to no later than August 31, 2001 (but only if it has complied with its obligations under Section 5.3(a)) if necessary to satisfy the Closing condition set forth in Section 6.1(d)."

     14. Deletion of Section 9.8. Section 9.8 is hereby deleted in its entirety.
         -----------------------

     15. Amendment to Section 11.1. Section 11.1 is hereby amended by adding the
         -------------------------
following definitions:

     "Measuring Time" has the meaning set forth in Section 2.3(a).
      --------------

     "Target Closing Date" has the meaning set forth in Section 2.1.
      -------------------

     Section 11.1 is hereby further amended by replacing the following definition in its entirety:

     "Excluded Inventory" means (i) Inventory of finished goods paper products
      ------------------         -
allocated to the Georgia-Pacific Office Products division of Parent and held in public warehouses as of the Closing Date (other than Mill overflow warehouses),
(ii) Inventory of finished goods paper products allocated to the Xerox Paper
 --
Group division of Parent that is listed on Exhibit A-2 to the Supply and Distribution Agreement and held in public warehouses (other than Mill overflow warehouses) as of the Closing Date and (iii) Inventories of Woodland pulp
                                        ---
products (other than export) and Inventories of Woodland export pulp products in excess of the amounts to be conveyed to Purchaser in accordance with Section 5.21.

     16. Financial Statements.
         --------------------

     (a) The unaudited balance sheet of the Carve Out Business as of March 31, 2001, and the related unaudited statements of income, Parent's investment and cash flow for the three months ended March 31, 2001, together with all related notes thereto, delivered to Purchaser on July 26, 2001 and attached to this Amendment as Annex B, (i) shall for all purposes under the Agreement be deemed to be the "Interim
    -
Financial Statements" and (ii) shall replace in their entirety the Interim
                           --
Financial Statements and the Side Letter delivered to Purchaser on June 1, 2001.

     (b) The balance sheets of the Carve Out Business as of January 1, 2000 and December 30, 2000, and the related statements of income, Parent's investment and cash flow for each of the three years in the three-year period ended December 30, 2000, together with all related notes thereto and the unqualified audit report of Arthur Andersen on such financial statements, that incorporate any revisions made to the Year-End Financial Statements in connection with the audit, delivered to Purchaser on July 26, 2001 and attached to this Amendment as Annex C, (i) shall for all purposes under the Agreement be deemed to be the
          -
"Audited Financial Statements" and (ii) shall replace in their entirety the
                                    --
Year-End Financial Statements and the Side Letter delivered to Purchaser on June 1, 2001. The Audited Financial Statements shall be deemed timely delivered by Parent pursuant to Section 5.14(a) of the Purchase Agreement.

     17. Exhibits. The forms of the Ancillary Documents attached to this
         --------
Amendment as Exhibits A through Q shall replace Exhibits A through N to the Purchase Agreement in their entirety. References to "Closing" will be changed to "Measuring Time" in Item II of Exhibit C.

     18. Confirmation of Agreement. Other than as expressly modified pursuant to
         -------------------------
this Amendment, all provisions of the Agreement remain unmodified and in full force and effect. This Amendment will be governed by all of the General Provisions in Article X of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first date above written.

GEORGIA-PACIFIC CORPORATION


By  /s/ James F. Kelley
  -------------------------------
Name:   James F. Kelley
Title:  Executive Vice President
          and General Counsel


NEKOOSA PAPERS INC.


By  /s/ James F. Kelley
  -------------------------------
Name:   James F. Kelley
Title:  Executive Vice President
          and General Counsel


GEORGIA-PACIFIC RESINS, INC.


By  /s/ James F. Kelley
  -------------------------------
Name:   James F. Kelley
Title:  Executive Vice President
          and General Counsel


DOMTAR INC.


By  /s/ Christian Dube
  -------------------------------
Name:   Christian Dube
Title:  SVP-Chief Financial Officer


By  /s/ Gilles Pharand
  -------------------------------
Name:   Gilles Pharand
Title:  SVP-GC and Secretary